MANAGERS AMG FUNDS

SKYLINE SPECIAL EQUITIES PORTFOLIO

Supplement dated October 23, 2008 to the Prospectus dated May 1, 2008

(as supplemented May 6, 2008) and the

Statement of Additional Information dated May 1, 2008

The following information supplements and supersedes any information to the contrary relating to Skyline Special Equities Portfolio (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Prospectus dated May 1, 2008 (as supplemented May 6, 2008) and the Statement of Additional Information dated May 1, 2008.

Affiliated Managers Group, Inc. (“AMG”) has entered into a definitive agreement to sell its entire ownership interest in Skyline Asset Management, L.P. (“SAM”), the subadvisor to the Fund, to the management team of SAM, subject to certain conditions, including obtaining the approval of Fund shareholders of a new subadvisory contract for SAM with respect to the Fund (the “Sale”). After the closing of the Sale, Managers Investment Group LLC, an independently managed subsidiary of AMG and the investment manager to the Fund, will no longer be affiliated with SAM.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE